SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: April 19, 2005

(Date of earliest event reported)

INTUITIVE SURGICAL, INC.

(exact name of registrant as specified in its charter)

Delaware	Commission File Number:	77-0416458
(State or other jurisdiction of incorporation or organization)	000-30713	(I.R.S. Employer Identification No.)

950 Kifer Road

Sunnyvale, California 94086

(Address of Principal executive offices, including zip code)

(408) 523-2100

(Registrant’s telephone number, including area code)

Item 5.02.  Departure of Director.

On April 15, 2005, William C. Meyers, M.D. advised Intuitive Surgical, Inc., (the “Company”) that he did not intend to stand for re-election to the Company’s Board of Directors at the Company’s 2005 Annual Meeting of Stockholders to be held on May 20, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE SURGICAL, INC.

Date: April 19, 2005	By	/s/ Lonnie M. Smith
	Name:	Lonnie M. Smith
	Title:	President and Chief Executive Officer